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                                AMENDMENT NO. 6
                         TO THE AGREEMENT BETWEEN THE
                  MASSACHUSETTS WATER RESOURCES AUTHORITY AND
                          ICF KAISER ENGINEERS, INC.
                    THROUGH ITS WHOLLY OWNED SUBSIDIARY OF
                ICF KAISER ENGINEERS OF MASSACHUSETTS, INC. FOR
             CONSTRUCTION MANAGEMENT SERVICES (CONTRACT NO. 5622)

          WHEREAS, the Massachusetts Water Resources Authority (hereinafter, the "Authority" or "MWRA") and ICF Kaiser Engineers, Inc., through its wholly owned subsidiary of ICF Kaiser Engineers of Massachusetts, Inc. (the "Consultant" or "Construction Manager" or "CM") (MWRA and the Consultant are jointly referred to as the "parties") entered into an Agreement dated July 9, 1990 (the "Agreement") pursuant to which the Consultant agreed to provide Construction Management Services in connection with the Boston Harbor Project - Deer Island Related Facilities; and

          WHEREAS, the parties entered into Amendment No. 1 to the Agreement on September 10, 1991 to provide for the implementation and necessary administration of a Substance Abuse Prevention Program ("SAPP") and to allow for the indemnification of the Consultant in its role as administrator of the SAPP; and

          WHEREAS, the parties entered into Amendment No. 2 to the Agreement on September 15, 1992 to provide for adjustment in the contract compensation amounts in accordance with the Authority's Internal Audit Unit's preliminary audit findings and to provide for additional staff resources to perform work within and beyond the original scope of the Agreement; and

          WHEREAS, the parties entered into Amendment No. 3 to the Agreement on December 11, 1992 to provide for resident engineering and inspection services for the Construction Packages ("CPs") commencing approximately between July 1, 1992 and December 31, 1995; and

          WHEREAS, the parties entered into Amendments No. 4 and 4A to the Agreement on December 2, 1993 to provide the resources required for management and coordination of additional resident engineering and inspection services authorized under Amendment No. 3 and to provide for additional staff resources to perform work within and beyond the original scope of the Agreement; and

          WHEREAS, the parties entered into Amendment No. 5 to the Agreement on September 6, 1994 to provide the resources required for management and coordination of Inter-CP Testing activities and to provide for additional staff resources to perform work within and beyond the original scope of the Agreement.

          WHEREAS, the parties now wish to amend that Agreement to exercise the Authority's right to extend the Agreement beyond the original term through the first, full, three year optional period (January 1, 1996 - December 31, 1998) for the performance and remuneration of construction management services as fully described herein.

          NOW THEREFORE, the parties hereby agree that the Agreement dated July 9, 1990 as amended on September 10, 1991, September 15, 1992 December 11, 1992, December 2, 1993, and September 6, 1994 is further amended as follows:

1. Article 2.2 of the Agreement entitled Timely Performance is amended as follows:

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    a.    Delete in its entirety the second sentence of Article 2.2.1 and substitute therefor the following new second sentence: "The term of this Agreement shall be from the date of a fully executed copy of the Agreement or an earlier date or another date if so stipulated in a Notice to Proceed to the Consultant, through December 31, 1998."

2. Attachment A of the Agreement, entitled CM Scope of Services is amended as follows:

    a. Delete in its entirety "Amendment No. 5 - Attachment A, Scope of Services" consisting of 58 pages and substitute therefor "Amendment No. 6 - Attachment A, CM Scope of Services" consisting of 59 pages.

3. Attachment B of the Agreement entitled Key Project Personnel is amended as follows:

    a. Delete in its entirety "Amendment No. 5 - Attachment B, Key Project Personnel" consisting of 1 page and substitute therefor "Amendment No. 6 - Attachment B, Key Project Personnel" consisting of 1 page.

4. Attachment C of the Agreement entitled Project Schedule is amended as follows:

    a. Delete in its entirety "Attachment C, Project Schedule (Revision 1)" consisting of 9 pages and substitute therefor "Amendment No. 6 - Attachment C, Project Schedule" consisting of 11 pages.

5. Attachment D of the Agreement entitled Subconsultants is amended as follows:

    a.    Delete in its entirety "Amendment No. 5 - Attachment D,
          Subconsultants" consisting of 1 page and substitute therefor "Amendment No. 6 - Attachment D, Subconsultants" consisting of 1 page.

6. Attachment E of the Agreement entitled Compensation is amended as follows:

    a.    Delete in its entirety "Amendment No. 5 - Table of Contents"
          consisting of 1 page and substitute therefor   "Amendment No. 6 -
          Table of Contents" consisting of 1 page.

    b.    Delete in its entirety the Narrative Text of "Attachment E (Revision
          1)" as included in Amendment No. 3 and as further amended in Amendments No. 4 and 4A, and 5 consisting of 21 pages. Substitute therefor "Amendment No. 6 - Attachment E - Compensation" Narrative Text consisting of 23 pages.

    c. Add a new "Table E-1 Total Contract thru Amendment No. 6" for ICF Kaiser Engineers of Massachusetts, Inc. consisting of 2 pages.

    d. Add a new "Table E-1 Amendment No. 6 only" for ICF Kaiser Engineers of Massachusetts, Inc. consisting of 2 pages.

    e. Add a new "Table E-1 Total Contract thru Amendment No. 6" consisting of two pages for each of the following firms: Architectural Engineers, Inc.; ASEC Corporation; Briggs Associates; CH2M Hill; Coast & Harbor Associates, Inc.; DMC Engineering, Inc.; Enviroscience, Inc.; Howard/Stein - Hudson Associates (field); Howard/Stein - Hudson Associates (home); I.T.O. Corporation of New England; MBE (To Be Determined); Professional Services Group (field); Professional Services Group (home); Regina Villa Associates (field); Regina Villa Associates (home); SEA Consultants, Inc.; Stone & Webster Civil and
          Transportation Services, Inc. (field); Stone & Webster   Civil and
          Transportation Services, Inc. (home); Stull & Lee, Inc.; Don Todd Associates, Inc.; and Williams-Russell and Johnson, Inc.

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    f.    Add a new "Table E-1 Amendment No. 6 only" consisting of two pages for each of the following firms: Architectural Engineers, Inc.; ASEC Corporation; Briggs Associates; CH2M Hill; Coast & Harbor Associates, Inc.; DMC Engineering, Inc.; Enviroscience, Inc.; Howard/Stein -
          Hudson Associates (field); I.T.O. Corporation of New England; MBE (To Be Determined); Professional Services Group (field); Professional Services Group (home); Regina Villa Associates (field); Regina Villa Associates (home); SEA Consultants, Inc.; Stone & Webster Civil and ransportation Services, Inc. (field); Stone & Webster Civil and Transportation Services, Inc. (home); Stull & Lee, Inc.; Don Todd Associates, Inc.; Williams- Russell and Johnson, Inc.; and Whidden Memorial Hospital.

    g. Delete in its entirety "Table E-4 Summary and Detail" consisting of 94 pages and substitute therefor "Table E-4 Summary and Detail Amendment #6" consisting of 148 pages.

    h. Delete in its entirety "Table E-5 Estimated Direct Reimbursement Costs Summary" consisting of 1 page and substitute therefor "Table E-5 Estimated Direct Reimbursement Costs Summary Amendment #6" consisting of 1 page.

    i.    Delete in its entirety "Table E-6 Estimated Extraordinary Reimbursable
          Expenses" consisting of 2   pages and substitute therefor "Table E-6
          Estimated Extraordinary Reimbursable Expenses Amendment #6" consisting of 2 pages.

    j. Add a new table "Table E-12 Project Specific Indirect Cost Rates" consisting of 1 page.

7. Attachment G of the Agreement entitled 314 CMR 11: Division of Water Control; and 40 CFR ch. 1 (7/1/86 edition) is amended as follows:

    a. Delete in its entirety and substitute therefor "310 CMR 41.00" consisting of 31 pages.

8. Attachment H of the Agreement entitled ICF Kaiser Engineers of Massachusetts, Inc. Standard Personnel Pay Policy is amended as follows:

     a. Delete in its entirety and substitute therefor a revised policy "ICF Kaiser Engineers of Massachusetts, Inc. Standard Personnel Pay Policy Amendment #6", consisting of 32 pages.

          All of the Attachments and Tables referenced in Items 1 through 8 above are attached to this Amendment and incorporated herein.

          Neither execution of this Amendment No. 6, nor previous payments to the Consultant, shall constitute a waiver by the Authority of any right it may have against the Consultant for deficient Consultant performance during the entire term of the Agreement.

          All other terms and conditions of the Agreement remain the same.

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 6 this 30th day of January, 1996.

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